UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT

Performance Targets for Cash Bonus

     The Compensation Committee of the Board of Directors of Abercrombie & Fitch Co. (the “Registrant”) on March 11, 2005, established the financial goals and incentive targets under the Abercrombie & Fitch Co. Incentive Compensation Performance Plan (the “Plan”) for the semi-annual cash incentive (i.e., bonus) awards payable to the employees of the Registrant participating in the Plan, including each of the Registrant’s named executive officers (other than Mr. Jeffries whose incentive target was established by the Compensation Committee shortly thereafter by written consent), with respect to fiscal year 2005. Each participant’s incentive target is a percentage of the participant’s base salary and the amount of the actual bonus payment could range from zero to double the incentive target, based upon the extent to which the pre-established semi-annual financial goals are met or exceeded. The financial goals under the Plan for the six-month operating season ending on July 30, 2005 and the six-month operating season ending on January 28, 2006 are each based on the net income of the Registrant during such period, with certain adjustments for changes in accounting standards. The incentive targets established for each of the named executive officers is set forth below:

Name and Principal Position	Incentive Target (Percentage of Base Salary)
Michael S. Jeffries, Chairman & Chief Executive Officer	120%
Robert S. Singer, President, Chief Operating Officer	100%
Diane Chang, Executive Vice President - Sourcing	75%
Leslee K. O’Neill, Executive Vice President - Planning and Allocation	75%
David Leino, Senior Vice President - Stores	50%

Annual Base Salary Levels

     The Compensation Committee on March 11, 2005, established new annual base salary levels for each of the named executive officers (other than Mr. Jeffries), effective for fiscal year 2005, based on individual performance assessments and market data. The annual base salary levels for fiscal year 2004 and fiscal year 2005 for each of the named executive officers (other than Mr. Jeffries) is set forth below:

Name and Principal Position	Fiscal Year	Annual Base Salary
Robert S. Singer, President, Chief Operating Officer	2005 2004	$950,000 886,000
Diane Chang, Executive Vice President – Sourcing	2005 2004	775,000 750,000
Leslee K. O’Neill, Executive Vice President - Planning and Allocation	2005 2004	775,000 750,000
David Leino, Senior Vice President – Stores	2005 2004	500,000 475,000

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Date: March 17, 2005	By	/s/ Susan J. Riley

Susan J. Riley Senior Vice President-Chief Financial Officer

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